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EXCLUSIVE MASTER DISTRIBUTION AGREEMENT BETWEEN ARGISOLAR SOLUTIONS, INC. AND AGRI-TECHNOLOGIESLLC

THIS     EXCLUSIVE      MASTER      DI STRIBUTION      AGREEMENT    (this "Agreement") is made as of the last date of signature ("Effective  Date"), by and between ARGISOLAR  SOLUTIONS,   INC.,  a   Colorado   corporation   and  any   of   its  China subsidiaries and/or  affiliates  (currently but not  limited  to  Fuwaysun  Technology (HK) Limited,  Forboss  Solar  (ShenZhen)   Co.  Ltd.  And  Shenzhen   Fuwaysun  Technology Company  Limited), having  its principal  office  located at  II75 Osage  Street, Suite 204, Denver, CO 80204 (hereinafter referred to as the "COMPANY''), and AGRI TECHNOLOGIES, LLC, having  its principle  office  located at 6311  Georgia  Highway

86, Soperton, GA 30457  (hereinafter  referred  to as the "DISTRJBUTOR"), collectively the "Parties".

RECITA LS

A.        Distributor desires to be the exclusive  Master distributor of any and all of the COMPANY's  current   or   future   agricultural    products   (the  "Products"),   in  certain territories  more fully described herein (the "Exclusive Territories"); and

B.        The  COMPANY   desires  to  appoint   DISTRIBUTOR   as  the  Exclusive  Master Distributor of the COMPANY's Products in the Exclusive Territories and will provide DISTRIBUTOR with Confidential  Information regarding the products, pursuant to the protections  afforded  the COMPANY  herein,  in order  for DISTRIBUTOR to distribute said Products in the Exclusive Territories.

NOW THEREFORE, in consideration  of the mutual promises and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency  of which is hereby acknowledged, the Parties hereby agree as follows:

l.

Recitals. The recitals as set forth above are incorporated  herein and made a part of this Agreement.

2.

Exclusive Territories.  The Exclusive Territories shall be all of North

America, Central  America, the Caribbean  Basin Countries, and South America.

3.

Appointment of Distributor and  Exclusivity.

(a) The COMPANY  hereby  appoints  the DISTRIBUTOR as its sole  and exclusive master distributor of all the COMPANY's Products and future products within the Exclusive Territories. DISTRIBUTOR may nominate affiliated or other companies  to  sell  and/or   lease  and  distribute   the  Products  in  the  Exclusive Territories ('Sub-Distributors"), provided however (i) such Sub-Distributors agree in writing to be bound by the terms of the Master Agreement and this Agreement,

(ii)   DISTRTBUTOR   shall   be   responsible   for   any   breaches   of   the   Master

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Agreement or this Agreement made by such Sub-Distributor in the same manner as if any such breach was made by DISTRIUTOR itself.

(b)      DISTRIBUTOR shall  purchase the Products directly from the COMPANY (or any agent or  third party designated by the COMPANY in writing) in DISTRIBUTOR’s own name and for DISTRIBUTOR's own account and risk.

(c)       DISTRIBUTOR may sell and/or lease the Products to third parties provided however, DISTRJBUTOR shall not sell and/or lease the Products to any third party that intends to market, sell or distribute the Products in China.

(d)      DISTRIBUTOR  shall not advertise and/or solicit sales of  the Products to parties residing in China. In the event that the DISTRIBUTOR receives any response or inquiry from any party within China through its website or  any  other  marketing and/or advertising materials distributed within the Exclusive Territories, the  DISTRIBUTOR shall  tum  over all  such  contact information to the COMPANY.

(e)       DISTRIBUTOR  shall  use commercially reasonable efforts  in promoting the Products which shall include but not be limited to marketing and advertising the COMPANY's Products.

(t)        The COMPANY shall direct and turn over any new requests for the Product or orders for the Product within the Exclusive Territories to the DISTRIBUTOR.

(g)      Nothing in  this  Agreement shall  constitute the  right of  the DISTRIBUTOR to  act  as  agent  for  the  COMPANY or  to  represent the COMPANY in any way whatsoever. The DISTRIBUTOR shall have no authority whatsoever to enter into any obligations on behalf of the COMPANY.

(h)      DISTRIBUTOR  acknowledges that  proprietary information is embodied in the Products and all data, information and materials supplied by the COMPANY to  the DISTRIBUTOR or  acquired by  the  DISTRIBUTOR in performance of this Agreement. DISTRIBUTOR agrees not to use. appropriate or disclose to others any such proprietary information, except as may be expressly permitted  in  writing  by  the  COMPANY. DISTRIBUTOR agrees  that  all proprietary rights relating to the Products, including all copyrights, patents and trade secrets and all trade names, trademarks and service marks used or promoted by the COMPANY, the DISTRIBUTOR or their respective agents with respect to the Products are the sole and exclusive property of the COMPANY.

(i)

The COMPANY understands and agrees DISTRIBUTOR shall enter  into a similar distribution  agreement with Randy J. Sasaki, 1175 Osage Street, Suite 204, Denver, Colorado 80204, or an entity to be designated  by Randy

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J. Sasaki appointing him or the designated entity as the exclusive distributor in the exclusive territory of the State of Colorado. Notwithstanding anything contained herein to the contrary, said distribution agreement shall be executed as soon as practicable upon terms similar to this Agreement including provisions for no cost charged to be designated and appointed the exclusive distributor for the State of Colorado and contain no annual purchase minimums for purchase of the Products as required in Sections 7 and 8 of this Agreement.

4.

Purchase and Sa le of the COMPANY's Products

(a)The COMPANY shall sell  Products to DISTRIBUTOR at a

price no greater than the lowest price plus 5% sold to anyone, anywhere, regardless of quantity. The purchase price of all Products sold to the Distributor shall be paid to the Company in Chinese RMB currency (“Chinese RMB”).

(b)

The COMPANY shall provide the DISTRIBUTOR at least ninety (90) days notice of any pricing increase. Any price increase shall be limited to ten percent (I 0%) and there shall not be more than one (I) price increase in any given twelve (12) month period.

(c)

The DISTRIBUTOR shall have the right to purchase a minimum of fifty percent (50%) of the production capacity of the COMPANY"s manufacturing capacity, per Product, of the COMPANY's Products.

(d)

   DISTRIBUTOR shall have the right to manufacture, assemble or produce the Products itself or through affiliated third parties outside of China, provided however that all proprietary rights relating to the Products including all copyrights, patents, trade secrets, trade names, trademarks and service marks used or promoted by either the COMPANY, the DISTRUBTOR or their respective agents with respect to the Products are the sole and exclusive property of  the COMPANY  and any such Sub-Manufacturers shall be bound by this Agreement. The COMPANY shall cooperate with the DISTRI BUTOR in establishing any such sub-manufacturing facilities to insure the highest standard of quality control. In the event that the DISTRIBUTOR intends to manufacture the Products elsewhere, it shall inform the COMPANY in writing as soon as practicable and shall pay an annual royalty fee on any sales of the Products manufactured based on the following schedule:

Five percent (5%) of the gross sales up to and including $5,000,000.00 of gross sales;

Four  percent (4%)  of  the  gross  sales  from  $5,000,001.00  up  to  and including $1 0,000,000.00 of gross sales; and

Three percent (3%) of all gross sales over $1 0,000,001.00 of gross sales.

All royalties shall  be paid quarterly,  in US Dollars. within thirty days of the end of each calendar  quarter.  In the event that the DISTRIBUTOR  is manufacturing,

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assembling  or  producing  the Products  as described  in this Section  4(d)  because the COMPANY  is unable or refuses to till purchase orders in a timely manner, the above annual  royalty fee does not apply and no annual royalty fees shall be owed or paid to the COMPANY.

(e)        The DISTIBUTOR  may charge any such  price for its sale  and/or lease of  the  Products as  the  DISTRIBUTOR  deems  best  within  the  Exclusive Territories.

(f)       The COMPANY shall till each and every order presented to it in as timely a manner as is commercially  reasonable. The DI STRIBUTOR  understands and  agrees   that  in  the  event   the  COMPAN Y  must  manufacture   additional inventory  in order to till a purchase order  presented to it by the DISTRIB U TOR, delivery  may be delayed because of time and capital needed to manufacture. The COMPANY  may  require the  DISTRIBUTOR  to make a deposit  not  to exceed one-half  of  the purchase  price of  the Products  (which  deposit  shall  be credited against  the total purchase price of the Products) prior to shipment of the Products needed to till such purchase order.

(g)       The  COMPANY  shall  be  responsible  for  shipping   logistics  on items sent  to assembly  destinations  specified  by the DISTRJBUTOR.  Shipping costs and any tax and/or tariffs associated  with the shipment shall  be paid by the DISTRIBUTOR,  provided however in an effort to minimize these costs; the DISTRIBUTOR shall have the right to provide to the COMPANY  shipping instructions  which  the COMPANY  shall  follow  in all  instances  where commercially  reasonable.  Title  to  the  Products  and  the  risk  of loss for  the Products  sold  by  the  COMPANY  shall  transfer  to  the  DISTRIBUTOR   upon arrival,  satisfactory  inspection  and  acceptance  of  the  Products  by  the DISTRIBUTOR at the assembly destination specified by the DISTIBUTOR.

(h)       The COMPANY shall be responsible for all warranty risk under its standard  warranties. The  COMPANY  warrants  to  the DISTRIBUTOR   that  the Products shall  be delivered  with all  necessary  parts and  that all  necessary  parts shall be in proper working condition.

(i)        The   COMPANY   authorizes    the   DISTRIBUTOR  to   perform warranty  repairs  to the Products.  In order  for the  DISTRIBUTOR  to be able to assemble  complete  units of the Products and  to perform warranty  repairs to the Products,  the  COMPANY  shall provide,  on  an  ongoing  basis,  to  the DISTRIBUTOR  an adequate supply of component  parts to expedite  assembly  of units of the Products that may be received with missing or inoperable parts and to perform   warranty   repairs.  The   DISTRIBUTOR   shall   return   or  dispose   all damaged,  broken and/or  defective  parts to the COMPANY, at the sole discretion of the COMPANY, at DISTRIBUTOR's cost and expense.

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5.

Trademarks. The COM PANY hereby grants to the DISTRIBUTOR  an exclusive license to use any and all trademarks,  logos and other  markings  used  by the COMPANY   in  the  Exclusive  Territories   to  promote  and  market  the  Products  in  the Exclusive Territories.

6.         Marketing  and    Advertising.   All   marketing,   advertising    and   sales campaigns,  along   with   all   literature   and   materials   associated   therewith,   must   be preapproved  by the COMPANY,  in writing,  which approval  shall  not be unreasonably withheld  or delayed.  The COM PANY shall  provide the DISTRIBUTOR  with examples of  the COMPANY's sales and  marketing  literature  and  materials  as guidance  for  the DISTRIBUTOR.

7.

Minimum Purchase Requirement.

(a)   To  comply   with   the   annual   minimum   purchase   requirement   as described  in Section  8(b)  below, the minimum  annual  purchase  requirement  for the  next  twelve  (12)  month  period  beginning  from  the  Effective  Date  of  this Agreement shall be $1 ,000,000.00 US Dollars.

(b)  Should  the  DISTRIBUTOR   fail  to  make  the  agreed   upon  annual minimum   purchase    requirement,    the   DISTRIBUTOR    shall   have   two   (2) additional   months  to  purchase  the  balance  of  the  required  annual   minimum purchase  requirement.    In  the event  that the  DISTRI BUTOR  fails to  purchase additional  Products to meet the annual minimum purchase requirement, the COMPANY has the right, at its sole discretion,  to terminate this Agreement.  The DISTRIBUTOR    shall    be   relieved    from    the   annual    minimum    purchase requirement  should there be a Product recall; should  the COMPANY  fail to meet its obligations  in this Agreement; and/or should the COMPANY  fail to deliver the Products in a timely manner.

8.

Duration and Termination.

(a) The initial term of this Agreement shall  be from the Effective  Date of this Agreement until April 30, 2019.

(b) This  Agreement  shall  automatically  renew  for an additional  ten (I 0) years and  each  I 0 year period  thereafter  if a minimum  increase  in sales  of ten percent (I 0%) per year or accumulative equivalent  or a year by year ten percent (I 0%) increase  is achieved  by the end of the initial  term of this Agreement  and each  ten  (I 0)  year  period  thereafter.  The  DISTR I BUTOR  shall  have  met  its minimum  purchase  requirement  at the end of each  year if the accumulative total of purchases  is equal to or greater  than the amounts added together as shown  on the table shown  below. All amounts  shown  below in this Section 8(b) shall  be in US Dollars.

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Year	Increase	Minimum
1	0.00%	$1,000,000
2	10.00%	$1,100,000
3	10.00%	$1 ,210,000
4	10.00%	$1,331 ,000
5	10.00%	$1,464,100
6	10.00%	$1 ,610,510
7	10.00%	$1 ,771,561
8	10.00%	$1,948,717
9	10.00%	$2,143,589
10	10.00%	$2,357,948
1-10		$15,937,425
11	10.00%	$2,593,743
12	10.00%	$2,853,1 17
13	10.00%	$3,138,429
14	10.00%	$3,452,272
15	10.00%	$3,797,499
16	10.00%	$4,177,249
17	10.00%	$4,594,974
18	10.00%	$5,054,471
19	10.00%	$5,559,918
20	10.00%	$6,115,910

1-20

$57,275,007

(c)  This  Agreement  may  be  terminated  at  any  time  by  the DISTRIBUTOR, with or without cause, upon ninety (90) days  written notice  to the COMPANY. The DISTRIBUTOR shall  immediately cease representing  itself as  a  distributor   of  the  Products.  Each  Party  shall  remain  liable  under  this Agreement  for any obligation  incurred prior to the effective date of termination. The  DISTRIBUTOR  shall  have  the  right  to sell  and/or  lease  any  Products  in inventory, the right to purchase Products required to fill any orders  it has on the books at the time of termination of this Agreement, and the right to service any leases in effect or arising therefrom untilI  the final expiration of any such leases.

(d) This Agreement  may  be terminated  at any time by the COMPANY, but only for cause, upon ninety (90) days written notice to the DISTRIBUTOR of the specific cause the COM PANY asserts is the basis for such termination notice. For purposes of this Section  8(d), "cause" shall  mean a material  breach of this Agreement,  which  upon  written  notice  to  the  DISTRIBUTOR  of  the  specific cause  the COMPANY  asserts  is the  basis  for such  termination  notice  and  the passage of  ninety (90)  days after  receipt  of such  notice has not been cured.  A material breach includes, but is not limited to, failure to meet the annual minimum purchase requirement described in Section 7 above.

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(e) This Agreement may be terminated as to a particular Country within the  Exclusive  Territories  upon  the  DISTRI BUTOR  learning  and  advising  the COMPANY  that it is unable to secure any regulatory/governmental approval  to distribute the Products within that particular Country in the Exclusive Territories.

(t) This Agreement  may be terminated as to a particular Country  in the Exclusive   Territories  if  any   required   regulatory/governmental    approval   to distribute  the Products within a particular Country in the Exclusive Territories is revoked or suspended.

(g) In order for either Party to cu re a material breach of this Agreement, it must pay any reasonable and demonstrable damages such breach caused the non breaching Party.

9.

Confidential Information.

(a)        For  the  purposes  of  this  Section  9: "Confidential  Information" means all information of a confidential or proprietary nature (whether or not specifically   labeled or  identified  as "confidential"). including  all  information, whether oral  or  written or  in the form of  documents, drawings,  specifications, data, reports, formulas. manufacturing  processes and/or procedures or otherwise, relating to the Products or the operations or assets of any Party and/or the COMPANY except the following: (i) information actually known to a Party prior to its disclosure in connection with this Agreement that is unencumbered  by any confidentiality   restriction;  (ii)  information  that  a  Party  can  demonstrate   was available to the general  public or that was general industry knowledge at the time of its disclosure to such Party; or which thereafter becomes available to the public or becomes general industry knowledge, without a breach of this Agreement by such Party: (iii) information that a Party can demonstrate was legally furnished to such Party by a third party having the right to so disclose without restriction on its further  disclosure;  or  (i v)  information  to  the extent  that  a  Party  may,  in  the reasonable opinion of its counsel, be compelled by legal requirements to disclose, provided such Party uses all reasonable efforts, and to the extent  permitted by applicable legal requirements, will have afforded the other Parties the opportunity, to  obtain  an  appropriate   protective  order  or  other  satisfactory   assurance  of confidential treatment, for the information compelled to be disclosed.

(b)       Each Party shall keep secret and retain in strictest confidence, and shall not use for the benefit of himself, itself or others except in connection  with the performance of his or its obligations under this Agreement, all Confidential In formation   of  or   relating  to   another   Party,   and  shall   not   disclose   such Confidential  Information to any Person other than with the prior written consent of the Party that originally acquired or developed such Confidential Information.

The Parties to this Agreement acknowledge and agree that in the event of breach or non-compliance with any of the provisions of this Section 9,

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monetary  damages  may not constitute  a sufficient  remedy. Consequently, in the event of such a breach, the non-breaching  Party shall be entitled  to Injunctive or other  equitable  relief,  including  specific  performance,  in  order   to enforce  or prevent  any  violation  of  such  provisions,  in  addition  to  any  other  rights  or remedies to which it may be entitled at law or otherwise.

(d)

This Section 9 shall survive the termination of this Agreement.

1 0.       Non-Circumvention.

(a) The DISTRIBUTOR understands and agrees that for the entire

Duration of this Agreement, except as otherwise authorized  herein, it shall not manufacture, market, sell or distribute (or assist any other parties to manufacture, market, sell or distribute) any competing product in the Exclusive Territories or in China.   Any  violation  of  this  Section   10(a)  shall  be  deemed   an  attempt   to circumvent  this  Agreement,  and  the  DISTRIBUTOR  shall  be  liable  for  any reasonable and demonstrable damages.

(b) The COMPANY understands and agrees that for the entire duration of this Agreement plus an additional  three (3) years after this Agreement expires or is otherwise  terminated  that  it shall  not,  directly  or  indirectly  circumvent  the DISTRI BUTOR to manufacture, market, sell or distribute (or to assist any other parties to manufacture, market, sell or distribute) in the Exclusive Territories. Any violation of this Section 1O(b) shall be deemed to be an attempt to circumvent this Agreement  and the COMPANY  shall  be liable  to the DISTRIBUTOR  for any reasonable and demonstrable damages.

(c) The COMPANY and/or its affiliates shall not contract, deal with or otherwise  become involved in any transaction  with any corporation,  partnership, individual, bank, trust or lending  institution  which have been introduced  by the DISTRIBUTOR  without the prior written  consent of  the DISTRIBUTOR.  Any violation of this Section IO(c) shall be deemed to be an attempt to circumvent this Agreement  and  the COMPANY  shall  be liable  to the DISTRIBUTOR for any reasonable and demonstrable damages.

11.        Indemnification. The  COMPANY  shall  indemnify,  hold  harmless  the DISTRIBUTOR,   its   agents,   successors   and/or   assigns,   employees,   shareholders, directors, officers and/or affiliates from and against all liability, loss, damage, costs, and expenses  including reasonable attorneys  fees and costs resulting from and all causes of action,  suits, claims,  demands,  liabilities,  and/or  judgments  of any  nature  whatsoever, arising out of, resulting from and/or relating to any injury, damage to property or person arising out of and/or resulting from the manufacture of the Products by the COMPANY and  brought  against  the DISTRI BUTOR solely  because of  the sale and/or  lease of the Products by the DISTRIBUTOR  under this Agreement.   The DISTRIBUTOR  shall indemnify,  hold  harmless  the  COMPANY,     its  agents,  successors   and/or  assigns, employees, shareholders, directors, officers and/or affiliates from and against all liability, loss, damage, costs, and expenses including reasonable attorneys fees and costs resulting

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from and all causes of action, suits, claims, demands, liabilities and/or judgments of any nature whatsoever, arising out of, resulting from and/or relating to any injury, damage to property  or  person  arising  out  of  and/or resulting  from  the sale  and/or   lease of  the Products by the DISTRIBUTOR only to such extent any such manufacture  liability, loss, damage, costs, and expenses including reasonable attorneys fees and costs resulting from and all causes of action, suits, claims, demands, liabilities and/or judgments of any nature whatsoever,  arising  out  of, resulting  from  and/or  relating  to  any  injury,  damage  to property or person resulted from the remanufacture or any deviation of specifications provided  to the DISTRIBUTOR by the COMPANY  in the manufacture  by the DISTRIBUTOR of the Products.

12.       Insurance.  The DISTRIBUTOR  shall carry and pay for such insurance, liability or otherwise, as it deems necessary or appropriate.

13.        Securities Laws. Certain of the COMPANY's and the DISTRIBUTORS securities  may become publically traded. The Parties hereby acknowledge  that they are aware  and  that their affiliates  with knowledge  of this Agreement or once they  become aware of this Agreement have been advised or will be advised  upon becoming aware of this Agreement  of the restrictions imposed in securities laws of the United States and in the securities  laws of the various States of a person possessing material non-public information  about  a company.  The  Parties  hereby  further  acknowledge  that  they  are aware  the securities  laws of  the United States  prohibit any  person  with  material  non public information concerning a company or a possible transaction involving a company for  purchasing  or  selling  securities  in  reliance  of  such  information  or  from communicating such  information  to any other  person or entity  under circumstances  in which it is reasonably foreseeable  that such person or entity  is likely to purchase or sell such  securities  in  reliance  upon  such  information.  The  Parties  also  agree  that,  if requested, they will cause their affiliates who have knowledge of this Agreement or who may  become  aware  of  the Agreement  to sign a  written statement  that they  have  been advised of the foregoing  restrictions.

14.      DISPUTE  RESOLUTION. The  Parties  hereby  agree  that  before  any action to resolve any issues or disputes related to this Agreement shall first be submitted to Arbitration.

(a)        Arbitration of disputes  pursuant to this Section  14(a) shall be held in Las Vegas, Nevada under the commercial arbitration rules of the American Arbitration   Association,  and  shall   be  heard  by  three  arbitrators   selected   in accordance  with such  rules. Each arbitrator  shall  be chosen  from  the American Arbitration  Association 's Large and Complex  Case  Panel for  the  region which includes  the State of Nevada at  the time of the arbitration, have at least fifteen years experience  in the United States as an attorney  in private  practice  or  in a corporate  legal department  and shall  not be a past or present officer, director  or employee  of,  or  have,  or  have  had  in  the  past,  any  interest  in  or  material relationship  with, any Party or any affiliate of any Party. Any arbitral award shall be in writing  in the form of a reasoned opinion,  including findings  of  fact and

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conclusions of law, which law shall be the law of the State of Nevada, and shall be final and binding and may be entered by any Party in any state or federal court having jurisdiction  thereof. Costs of arbitration  (including  reasonable  attorney's fees and costs) shall be paid either equally  by the Parties to the arbitration  or in accordance with the decision of the arbitrators.

(b)       The Parties acknowledge  and agree that in the event  of breach or non-compliance with this Agreement, monetary damages may not constitute a sufficient remedy. Consequently, the non-breaching Party shall  be entitled to seek injunctive  or other  equitable  relief,  including specific  performance,  in order  to enforce or prevent any violation of such provisions, in addition  to any other rights or remedies to which it may be entitled at law or otherwise, and the other  Party shall have the right to oppose any proceeding seeking such injunctive or equitable relief. Such equitable relief shall be available to the Parties after compliance  with this Section  14, except  injunctive  relief  pursuant to Section  9, which  shall  be available to the Parties without the necessity of first using the procedures set forth in this Section 14.

15.      Force Majeure. No  Party shall  be responsible  for delays  or  failure  in performance resulting from acts beyond the reasonable control of such  Party. Such acts include but shall  not be limited to acts of God, war, riot, labor stoppages, governmental actions, fires, floods, epidemics and earthquakes

16.       Attorneys Fees and  Costs.  Each Party to this Agreement  wilt  bear the fees and disbursements of their respective lawyers, accountants and consultants  engaged in connection   with  the preparation  of  this Agreement  and  of any and  all  agreements. instruments,  documents  or other writings  to be executed and delivered  pursuant  hereto and all other costs and expenses incurred in connection herewith and therewith.

17.       Choice  of  Law   and   Venue.    To  the  extent   pe1mitted  by  law,  the provisions  of this Agreement shall govern over all provisions of the laws of the State of Nevada.  Otherwise this Agreement shall be governed by the laws of the State of Nevada and the federal  law of the United States without reference to principles of conflict of laws.  The  Parties agree that in the event of a dispute between the Parties arising out of this Agreement or the transactions contemplated  herein venue for such dispute shall be in the State or  Federal Courts located in Las Vegas, Nevada and the Parties  hereby waive any objection  to such venue based on forum non conveniens.

18.      Waiver  of  Jury  Trial.  THE   PARTIES  HERETO   EACH  HEREBY KNOWINGLY,  VOLUNTARILY  AND INTENTIONALLY WAIVE ANY RIGHTS IT MAY   HAVE   TO   A  TRIAL   BY  JURY   IN RESPECT   OF   ANY   LITIGA TJON (WHETHER    AS   CLAI M,  COUNTER-CLAIM,    AFFIRMATIVE    DEFENSE    OR OTHERWISE) IN CONNECTION  WITH OR IN ANY WAY RELATED TO THTS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER  VERBAL OR  WRITTEN), ACTIONS  OR  INACTIONS

OF THIE MEMBERS OR THE COMPANY.

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19.     Assignment.  This Agreement shall inure to the benefit of, and be binding upon the Parties and their successors and/or assigns, and may be assignable by the DISTRIBUTOR  without the prior written consent of the COMPANY.

20.      Severability.     The   invalidity   or   unenforceability   of   any   particular provision  of  this  Agreement  shall   not  affect  the  other  provisions  hereof.  and  this Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted.

21.      Independent Con tractor.   The  Parties agree  that  the  DISTRIBUTOR shall  act  as  an  independent  contractor  in  the  performance  of  its  duties  under  this Agreement.  Accordingly,  the DISTRI BUTOR shall  be responsible for  payment  of  all taxes  including   Federal,  State  and  local  taxes  arising  out  of  the  DISTRIBUTOR's activities  in accordance with this Agreement, including by way of illustration but not limitation,  Federal and State income tax, Social Security tax, Unemployment  Insurance taxes, and any other taxes or business license fee as required. No relationship of principal to  agent,   master  to  servant,  employer   to  employee  or  franchisor   to  franchisee   is established  between the Parties in this Agreement. No party shall  have the authority  to bind the other Party or to incur any Liability on behalf of the other Party whatsoever.

22.      No Amendment Except  in Writing. This  Agreement  may be amended only by written instrument executed by the Parties.

23.       Delivery  of  Notices.    All  notices  or  other  communications   which  are required or permitted under this Agreement shall be in writing and hand delivered or (i) if sent  by  overnight  delivery  by U.S.  Mai l,  FedEx,  UPS, or other  international  private carrier,  notice shall be deemed received on the next Business Day; or (ii) if by facsimile notice shall  be deemed received when the sender gets its machine confirmation  that the facsimile was successfully transmitted to recipient; provided however, a notice delivered by  facsimile  after  5:00  PM  local  time of  the  recipient on  any  day  shall  be deemed received  on the next  Business Day. Any notice under this Agreement  that is not hand delivered (which delivery may be effected anywhere) shall be sent to the other Parties at the address set forth below, or such other location as a Party may designate  in a future notice under this Agreement:

If to:   AGRI-TECHNOLOGIES. LLC

6311 Georgia Highway 86

Soperton, GA 30457

Fax:

912.529.321 7

If to:    AGRISOLAR SOLUTIONS, INC.

I 175 Osage Street, Suite 204

Denver, CO 80204

Fax:

303.623.5405

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All such  notices shall be deemed to have been given when received or when delivery  is attempted, if acceptance is refused.

24.        No Waiver.  Failure by any Party to this Agreement to insist in any one or more instances  upon the strict performance of any one of the covenants contained  herein shall not be construed as a waiver or relinquishment of such covenant. No waiver by any Party  of  any  such  covenant  shall  be deemed  to  have  been  made unless  expressed  in writing and signed by the waiving Party.

25.       Further  Assurances.  From  time  to time, each  Party  to this Agreement will, at the reasonable request of any other Party to this Agreement, take all action, do all such  acts  and  execute  and  deliver  all  agreements,  instruments,  documents   or  other writings  desi red or required by such other  Party so as to fully  perform or carry out  the terms, intent or purposes of this Agreement.

26.        Interpretati on. Throughout  this Agreement, nouns,  pronouns  and  verbs shall  be construed as masculine, feminine, neuter. singular or plural, whichever shall  be applicable.  All references  herein to "Sections" and "paragraphs" shall  refer to corresponding provisions  of  this Agreement.  The  words "include," "includes," and "including" shall  be deemed  to  be followed  by the  phrase "without  limitation." Any reference  in this Agreement  to a "day" or number of "days" (without  the explicit qualification   of  "Business'') shall  be  interpreted  as  a  reference  to  a  calendar  day  or number  of  calendar  days.  If any  action  or  notice  is to be taken or  given  on  or  by a particular calendar day, and such calendar day is not a Business Day, then such action or notice shall be deferred until, or may be taken or given on, the next Business Day.

27.       Binding Effect. This Agreement shall be binding upon and shall  inure to the   benefit   of   all   of   the   Parties   hereto   and   their   respective   successors,   legal representatives and permitted assigns. Nothing in this Agreement, express  or implied. is intended   to  confer  on  any  person  other  than  the  Parties  hereto  or  their  respective successors, legal representatives or permitted assigns, any rights or remedies under or by reason of this Agreement.

28.       Cumulative   Remedies.    The   rights   and   remedies   provided   by   this Agreement are cumulative and the use of any one right or remedy by any party shall  not preclude or waive its right to use any or all other remedies. Said rights and remedies are given  i n addition to any other rights the parties may have by law, statute,  ordinance  or otherwise.

29.        Entire  Agreement.  This Agreement constitutes the agreement  among the Parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understanding  pertaining thereto.

30.

Counterpart   Execution.    This   Agreement    and    any   document    or instrument   to  be  executed  and  delivered   by  the  Parties  hereunder  or  in  connection herewith  may  be executed  and delivered  in separate counterparts  and  delivered  by one

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Party to the other  Parties by facsimile, each of  which when so executed  and delivered shall be deemed an original and all such counterparts shall together constitute one and the same agreement.  If this Agreement or any such document or instrument  is delivered  by facsimile, the Party so delivering  this Agreement or such document or  instrument shall within  a  reasonable  time after  such  facsimile  delivery  shall  also deliver  an  originally executed  copy to the other Party.

IN WITNESS WHEREOF the Parties have caused this Agreement to be executed  effective upon the date of the last Party to sign below.

AGRI-TECHNOLOGIES, LLC                   AGRISOLAR SOLUTIONS, INC.

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